SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS VARIABLE SERIES II DWS Alternative Asset Allocation Plus VIP

The following information supplements the existing disclosure contained under the ”Subadvisor” sub–heading of the ”MANAGEMENT” section of the fund’s summary prospectuses:

Subadvisor
QS Investors, LLC (QS Investors)

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of the fund’s summary prospectuses:

Portfolio Manager(s)

Robert Wang, Head of Portfolio Management and Trading, QS Investors. Joined the fund in 2009.

Inna Okounkova, Head of Strategic Asset Allocation Portfolio Management, QS Investors. Joined the fund in 2009.

Please Retain This Supplement for Future Reference

February 18, 2011
PROSTKR-44